FIRST AMENDMENT TO NET LEASE AGREEMENT



      THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 20th day of November, 1998, by and between AEI Real Estate Fund XVIII Limited Partnership, a Minnesota limited partnership whose corporate general partner is AEI Fund Management XVIII, Inc., a Minnesota corporation ("Fund XVIII"); AEI Net Lease Income & Growth Fund XIX Limited Partnership, a Minnesota limited partnership whose corporate general partner is AEI Fund Management XIX, Inc., a Minnesota corporation ("Fund XIX"); and Robert P. Johnson ("Johnson"), all of whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 (hereinafter collectively referred to as "Lessor"), and Tumbleweed, LLC., a Kentucky limited liability company (hereinafter referred to as "Lessee"), whose principal business address is 1900 Mellwood Avenue, Louisville, Kentucky;

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Chillicothe, Ohio, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

      WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated April 13, 1998 (the ALease@) providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

      NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:


1. Article 2(A) and (B) of the Lease shall henceforth read as follows:



ARTICLE 2.     TERM

      (A) The term of this Lease ("Term") shall be Fifteen (15) consecutive "Lease Years", as hereinafter defined, commencing November 20th, 1998, plus the period commencing April 13, 1998 ("Occupancy Date") through November 20th, with the contemplated initial term hereof ending on November 30, 2013.

     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through November 30, 1999.



2.   Article 4(A) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

      (A)   Annual  Rent Payable for the first and  second  Lease
Years: Lessee shall pay to Lessor an annual Base Rent of $127,363.93, which amount shall be payable in advance on the first day of each month in equal monthly installments of $4776.15 to Fund XVIII, $4,245.46 to Fund XIX, and $ 1,592.05 to Robert
P. Johnson. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.


                     LESSEE:  Tumbleweed, LLC.,

                              By:/s/ James Mulrooney
                              Its:EVP & CFO

Witness
/s/ Kristen Sipes
    Kristen Sipes
Print Name

Witness
/s/ Tami Embry
    Tami Embry
Print Name




STATE OF KENTUCKY   )
                    )SS.
COUNTY OF JEFFERSON)


      The foregoing instrument was acknowledged before me this 16th day of November, 1998, by James M Mulrooney, as Exec VP &
CFO of Tumbleweed, LLC, on behalf of said limited liability company.

                     /s/ Donna Sanders
                         Notary Public

                                        [notary seal]




          [Remainder of page intentionally left blank]



                         LESSOR:

                         AEI REAL ESTATE FUND XVIII LIMITED PARTNERSHIP

                         By:  AEI Fund Management XVIII, Inc.
Witness
/s/ Thomas E Lehmann     By:/s/ Robert P Johnson
    Thomas E Lehmann            Robert P. Johnson, President
Print Name


Witness
/s/ Daniel G Happee
    Daniel G Happee
Print Name


STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 20th day of November, 1998, by Robert P Johnson, the President of AEI Fund Management XVIII, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund XVIII Limited Partnership, on behalf of said limited partnership.

                              /s/ Barbra J Kochevar
                                  Notary Public

          [notary seal]




[Remainder of page intentionally left blank]



                              AEI NET LEASE INCOME & GROWTH FUND XIX
                              LIMITED PARTNERSHIP

                              By:  AEI Fund Management XIX, Inc.
Witness
/s/ Thomas E Lehmann          By: /s/ Robert P Johnson
    Thomas E Lehmann                  Robert P. Johnson, President
Print Name


Witness
/s/ Daniel G Happee
    Daniel G Happee
Print Name


STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 20th day of November, 1998, by Robert P Johnson, the President of AEI Fund Management XIX, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund XIX Limited Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
                                  Notary Public

[notary seal]




[Remainder of page intentionally left blank]


                              ROBERT P. JOHNSON, INDIVIDUALLY

Witness
/s/ Thomas E Lehmann          By:/s/ Robert P Johnson
    Thomas E Lehmann                 Robert P. Johnson
Print Name


Witness
/s/ Daniel G Happee
    Daniel G Happee
Print Name

STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 20th day of November, 1998, by Robert P. Johnson.

                              /s/ Barbara J Kochevar
                                  Notary Public
[notary seal]







                         Exhibit "A"

1150 North Bridge Street, Chillicothe, Ohio

Situate in the City of Chillicothe, County of Ross, State of Ohio, being part of the 15.983 acre tract conveyed to The ABCO Land Development Corp. And the The Beerman Corporation (Deed Vol. 534 Page 800 Ross County Deed Records), bounded and described as follows:

Beginning at an iron pin set in the west R/W line of North Bridge Street (aka State Route 159 and Business Loop U.S. Route 23), said iron pin being the northeast corner of the 0.723 acre tract leased to RTM Operating Company, a Delaware Corporation (O.R. Vol. 77 Page 0691) (Arby's Restaurant);

thence  with the north line of said 0.723 acre tract, N  86  deg.
23' 40" W. 150.77 ft. to a Mag-Nail

thence with new lines through the tract of which this is a part the following (2) courses,
1. N. 03 deg. 36' 20" E. 200.00 ft. to a Mag-Nail set and
2. S. 86 deg. 23' 40" E. 152.29 ft. to a Mag-Nail set;

thence with the west R/W line of North Bridge Street and with the east line of the tract of which this is a part, S. 04 deg. 02' 25" W. 200.01 ft. to the point of beginning, containing 0.696 acres, subject to all easements and rights-of-way of record pertinent to this tract.